                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)        June 17, 1996
                                                             -------------

                                 FIRST USA BANK
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



           Delaware                      33-50600               76-0039224
         ------------                ----------------          ------------
    (State or otherjurisdiction  (Commission File Number)     (IRS Employer
        of incorporation or                               Identification Number)
           organization)


201 North Walnut Street, Wilmington, Delaware                      19801
- --------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                 302/594-4117
- --------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
- --------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)



                              Number of pages: 154
                                               ---
                       Exhibit index located on page:  10
                                                       --

Item 5.   Other Events

     On June 4, 1996, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $723,000,000 of credit card receivables. The securitization consists of floating rate asset backed certificates, with two classes of publicly traded securities (Class A and Class
B) and a separate privately placed class of CIA Certificates representing CIA Invested Amounts.

     Series 1996-2 consists of $600,000,000 Class A Floating Rate Asset Backed Certificates, and $54,300,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1996-2 also consists of $68,700,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of Class A and Class B certificateholders.

     On June 6, 1996, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $436,200,000 of credit card receivables. The securitization consists of floating rate asset backed certificates with two classes of publicly traded securities (Class A and Class
B) and a separate privately placed class of CIA Certificates representing CIA Invested Amounts.

     Series 1996-3 consists of $400,000,000 Class A Floating Rate Asset Backed Certificates, and $36,200,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately three years. Series 1996-3 also consists of $45,800,000 CIA Certificates exchanged for the Series E-1 Certificates. The CIA Certificates will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of Class A and Class B certificateholders.

     First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following both securitizations.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1992-1 Supplement, dated September 1, 1992, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $308,000,000 in original principal amount 5.20% Class A Asset Backed Certificates and $42,000,000 in original principal amount 5.80% Class B Asset Backed Certificates (the "Series 1992-1 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of principal and interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1992-1 Certificates to those persons in whose names the 1992-1 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1993-1 Supplement, dated May 1, 1993, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Asset Backed Certificates (the "Series 1993-1 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1993-1 Certificates to those persons in whose names the 1993-1 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1993-2 Supplement, dated October 1, 1993, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Asset Backed Certificates (the "Series 1993-2 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1993-2 Certificates to those persons in whose names the 1993-2 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1993-3 Supplement, dated October 1, 1993, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Asset Backed Certificates (the "Series 1993-3 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1993-3 Certificates to those persons in whose names the 1993-3 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-3 Supplement, dated as of June 1, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $532,350,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $34,650,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-3 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1994-3 Certificates to those persons in whose names the 1994-3 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-4 Supplement, dated as of June 1, 1994, to the Pooling and Servicing Agreement, dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $726,450,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $56,550,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-4 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1994-4 Certificates to those persons in whose names the 1994-4 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-5 Supplement, dated as of July 30, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $39,160,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-5 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1994-5 Certificates to those persons in whose names the 1994-5 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-6 Supplement, dated as of July 30, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $58,380,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-6 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1994-6 Certificates to those persons in whose names the 1994-6 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-7 Supplement, dated as of November 8, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $58,735,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-7 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1994-7 Certificates to those persons in whose names the 1994-7 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1994-8 Supplement, dated as of November 8, 1994, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $39,157,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1994-8 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee set aside interest relating to the collections for the period May 1 through May 31, 1996 (the "Collection Period).

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-1 Supplement, dated as of March 1, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $1,000,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $78,300,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-1 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1995-1 Certificates to those persons in whose names the 1995-1 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-2 Supplement, dated as of March 1, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $660,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $51,700,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-2 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1995-2 Certificates to those persons in whose names the 1995-2 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-3 Supplement, dated as of May 16, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $830,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $65,000,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-3 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1995-3 Certificates to those persons in whose names the 1995-3 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-4 Supplement, dated as of September 14, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $67,770,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-4 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1995-4 Certificates to those persons in whose names the 1995-4 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-5 Supplement, dated as of September 14, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $500,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $48,180,000 in original principal amount Floating Rate Class B Asset Backed

Certificates (the "Series 1995-5 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1995-5 Certificates to those persons in whose names the 1995-5 Certificates were registered as of the last business day of May 1996.

     On June 10, 1996 (the "Payment Date") pursuant to the terms of the Series 1995-6 Supplement, dated as of December 7, 1995, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $1,245,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $112,500,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1995-6 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1995-6 Certificates to those persons in whose names the 1995-6 Certificates were registered as of the last business day of May 1996.

     On June 17, 1996 (the "Payment Date") pursuant to the terms of the Series 1996-1 Supplement, dated as of March 6, 1996, to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank (the "Bank") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the $750,000,000 in original principal amount Floating Rate Class A Asset Backed Certificates and $67,770,000 in original principal amount Floating Rate Class B Asset Backed Certificates (the "Series 1996-1 Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments of interest, relating to the collections for the period of May 1 through May 31, 1996 (the "Collection Period"), on the Series 1996-1 Certificates to those persons in whose names the 1996-1 Certificates were registered as of the last business day of May 1996.

     The 1992-1 Certificates, 1993-1 Certificates, 1993-2 Certificates, 1993-3 Certificates 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, and 1996-1 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, and 99.17 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of principal and interest on the 1992-1 Certificates and certain other information related thereto.

(99.02) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1993-1 Certificates and certain other information related thereto.

(99.03) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1993-2 Certificates and certain other information related thereto.

(99.04) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1993-3 Certificates and certain other information related thereto.

(99.05) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1994-3 Certificates and certain other information related thereto.

(99.06) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1994-4 Certificates and certain other information related thereto.

(99.07) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1994-5 Certificates and certain other information related thereto.

(99.08) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1994-6 Certificates and certain other information related thereto.

(99.09) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1994-7 Certificates and certain other information related thereto.

(99.10) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 set aside of interest on the 1994-8 Certificates and certain other information related thereto.

(99.11) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1995-1 Certificates and certain other information related thereto.

(99.12) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1995-2 Certificates and certain other information related thereto.

(99.13) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1995-3 Certificates and certain other information related thereto.

(99.14) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1995-4 Certificates and certain other information related thereto.

(99.15) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1995-5 Certificates and certain other information related thereto.

(99.16) Monthly Certificateholders' Statement of the Trust regarding the June 10, 1996 payment of interest on the 1995-6 Certificates and certain other information related thereto.

(99.17) Monthly Certificateholders' Statement of the Trust regarding the June 17, 1996 payment of interest on the 1996-1 Certificates and certain other information related thereto.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK
                              As Servicer



                              By: /s/ W. Todd Peterson
                                  --------------------------
                                  W. Todd Peterson
                                  Vice President



Date:  July 9, 1996
       ------------

                                 EXHIBIT INDEX



                                                              Page Number
                                                              -----------
(99.01)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1992-1 Certificates.                                      12

(99.02)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1993-1 Certificates.                                      20

(99.03)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1993-2 Certificates.                                      26

(99.04)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1993-3 Certificates.                                      33

(99.05)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1994-3 Certificates.                                      40
(99.06)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1994-4 Certificates.                                      48

(99.07)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1994-5 Certificates.                                      56
(99.08)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1994-6 Certificates.                                      64

(99.09)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1994-7 Certificates.                                      72

(99.10)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1994-8 Certificates.                                      82

(99.11)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1995-1 Certificates.                                      92

(99.12)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1995-2 Certificates.                                     101

(99.13)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1995-3 Certificates.                                     110

(99.14)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1995-4 Certificates.                                     119

(99.15)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1995-5 Certificates.                                     128

(99.16)  Monthly Certificateholders' Statement relating
         to the June 10, 1996 Distribution Date for the
         1995-6 Certificates.                                     137

(99.17)  Monthly Certificateholders' Statement relating
         to the June 17, 1996 Distribution Date for the
         1996-1 Certificates.                                     146